John Hancock Variable Insurance Trust
Supplement dated March 27, 2017
to the Prospectus dated May 1, 2016

Alpha Opportunities Trust

On December 9, 2016, John Hancock Variable Insurance Trust (the “Trust”) announced that the following reorganization would occur immediately after the close of business on Friday, April 28, 2017, subject to regulatory and shareholder approval.

Acquired Fund	Acquiring Fund
Alpha Opportunities Trust	Blue Chip Growth Trust

The officers of the Trust have determined not to proceed with the reorganization due to a change in circumstances affecting the reorganization. On March 23, 2017, the Trustees of the Trust ratified this action.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.